UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 14, 2005

                      Fortune Diversified Industries, Inc.
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               (Exact name of registrant as specified in charter)


             Delaware                 0-19049            74-2504501
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   (State or other jurisdiction     (Commission        (IRS Employer
         of incorporation)          File Number)     Identification No.)



     6402 Corporate Drive, Indianapolis, Indiana            46278
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      (Address of principal executive offices)            (Zip Code)

   Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
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         (Former name or former address, if changed since last report)





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Fortune Diversified Industries, Inc.
SEC Form 8-K

Item 8.01 Other Events.


On April 14, 2005 the Registrant announced in a press release that it is filing an application for listing with a national stock exchange and as a result, the Board of Directors authorized a 1:10 reverse stock split to meet the national exchange minimum stock price requirements. Additionally, in a separate release dated April 14, 2005 the Registrant announced that the Board of Directors authorized a share buy back of up to $5,000,000 of its common stock.



Item 9.01 Financial Statements and Exhibits.

          (a)  not applicable.

          (b)  not applicable.

          (c)  Exhibits:

          Exhibit No.                Description of Exhibit
          -----------                ----------------------

          99.1                       Press Release, dated April 14, 2005.

          99.2                       Press Release, dated April 14, 2005.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Fortune Diversified Industries, Inc.

                                            By: /s/ Amy Gallo
                                                -----------------------
                                                Amy Gallo
                                                Chief Financial Officer
                                                Date:    April 14, 2005












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